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                                                                EXHIBIT 10.11(b)


                        INCENTIVE STOCK OPTION AGREEMENT

                  THIS AGREEMENT dated as of the 7th day of February 2002, between Emisphere Technologies, Inc., a Delaware Corporation (the "Company"), and Alan W. Dunton (the "Optionee").

                              W I T N E S S E T H:

                  In consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

                  1. Grant of Stock Option.
                     ---------------------

                  Subject to the provisions of this Agreement and to the provisions of the Emisphere Technologies, Inc. 2000 Stock Option Plan (the "Plan"), the Company hereby grants to the Optionee as of February 7, 2002 (the "Grant Date") the right and option (the "Stock Option") to purchase 25,905 shares of common stock of the Company, par value $.01 per share ("Common Stock"), at the exercise price of $19.30 per share, the Fair Market Value of the Common Stock on the Grant Date. The Stock Option is intended to qualify as an Incentive Stock Option, within the meaning of Section 422 of the Internal Revenue Code, as amended (the "Code"). Unless earlier terminated pursuant to the terms of this Agreement, the Stock Option shall expire on the tenth anniversary of the date hereof. Capitalized terms not defined herein shall have the meaning set forth in the Plan.

                  The Company cannot guarantee that the special tax treatment described in Section 422 of the Code will apply. For example, if the Optionee sells the Common Stock acquired pursuant to the exercise of the Stock Option either within two years after the date of this Agreement or within one year after the date the Stock Option (or any part thereof) is exercised, this special tax treatment will not apply.

                  If the Stock Option (or any part thereof) does not qualify for Incentive Stock Option treatment for any reason, then, to the extent of such nonqualification, the Stock Option (or such portion thereof) shall be treated as a Nonqualified Stock Option granted under the Plan, provided that the Stock Option (or such portion thereof) otherwise satisfies the terms and conditions of the Plan generally relating to Nonqualified Stock Options.

                  2. Exercisability of the Stock Option.
                     ----------------------------------

                  The Stock Option shall become vested and exercisable with respect to 1/60th of the shares of Common Stock underlying the Stock Option on the last day of each of the twelve months following December 14, 2001 (the "Vesting Commencement Date") up to and including the first anniversary of the Vesting Commencement Date (the "First Anniversary") and as to an additional one-fifth of the shares of Common Stock underlying the Stock Option on each of the first four anniversaries of the First

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Anniversary such that the Stock Option shall be 100% vested and exercisable as of the fifth anniversary of the Vesting Commencement Date. Upon the Optionee's termination of employment for any reason, the portion of the Stock Option that is not vested as of such date, in accordance with the foregoing provisions of this Section 2, shall cease vesting and terminate immediately.

                  Notwithstanding the foregoing, in the event that the Optionee's employment is terminated due to the Optionee's death or "Disability" (as defined in the Employment Agreement between the Company and the Optionee dated as of December 5, 2001 (the "Employment Agreement")), or by the Company without Cause (each a "Qualifying Termination") (a) prior to the First Anniversary, then the Stock Option shall be 20% vested and exercisable; (b) following the First Anniversary but prior to the second anniversary of the Vesting Commencement Date, then the Stock Option shall be 40% vested and exercisable; (c) following the second anniversary but prior to the third anniversary of the Vesting Commencement Date, then the Stock Option shall be 80% vested and exercisable; and (d) following the third anniversary of the Vesting Commencement Date, then the Stock Option shall be 100% vested and exercisable.

                  Notwithstanding further the foregoing, in the event that, following a "Change of Control" (as defined in the Employment Agreement), a Qualifying Termination occurs or the Optionee terminates his employment for "Good Reason" (as defined in the Employment Agreement), the Stock Option shall be 100% vested and exercisable as of the date of such termination.

                  3. Method of Exercise of the Stock Option.
                     --------------------------------------

                     (a) The portion of the Stock Option as to which the Optionee is vested shall be exercisable by delivery to the Company of a written or electronic notice stating the number of whole shares to be purchased pursuant to this Agreement and accompanied by payment of the full purchase price of the shares of Common Stock to be purchased. Fractional share interests shall be disregarded except they may be accumulated.

                     (b) The exercise price of the Stock Option shall be paid:
(i) in cash or by certified check or bank draft payable to the order of the Company; (ii) by exchange of shares of unrestricted Common Stock of the Company already owned by the Optionee (that have been held by the Optionee for six (6) months prior to exercise or which were acquired in the open market) and having an aggregate Fair Market Value equal to the aggregate purchase price, provided, that the Optionee represents and warrants to the Company that the Optionee has held the shares of Common Stock free and clear of liens and encumbrances and has held the shares for at least six (6) months prior to exercise or that such shares were acquired in the open market; (iii) by delivering, along with a properly executed exercise notice to the Company, a copy of irrevocable instructions to a broker to deliver promptly to the Company the aggregate exercise price and, if requested by the Optionee, the amount of any applicable federal, state, local or foreign withholding taxes required to be withheld by the Company, provided, however, that such exercise may be implemented solely under a program or arrangement

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established and approved by the Company with a brokerage firm selected by the
Company; (iv) by promissory note; or (v) by any other procedure approved by the Committee, or by a combination of the foregoing.

                  4. Termination of Employment Other Than Due to
                     -------------------------------------------
Death or Disability.
--------------------

                     (a) Except as provided in Section 4(b) below with regard to the Optionee's termination of employment for Cause or following an event that would be grounds for a termination of employment for Cause and Section 5 below with regard to the Optionee's termination of employment due to death or Disability, in the event of the Optionee's termination of employment, the portion of the Stock Option, if any, which is exercisable at the time of such termination may be exercised, prior to the first to occur of (A) the expiration of the ninety day (90) period which commences on the date of termination or (B) the expiration date of the Stock Option

                     (b) In the event of the Optionee's termination of employment for Cause, the Optionee's entire Stock Option (whether or not vested) shall be forfeited and canceled in its entirety upon such termination of employment.

                     (c) Nothing in this Agreement or the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any of its subsidiaries or affiliates or interfere in any way with the right of the Company or any such subsidiaries or affiliates to terminate the Optionee's employment at any time.

                  5. Death or Disability of Optionee.
                     -------------------------------

                  In the event of the Optionee's termination of employment due to death (or, in the event of the Optionee's death following termination of employment while the Stock Option remains exercisable) the portion of the Stock Option, if any, which is exercisable at the time of death may be exercised by the Optionee's estate or by a person who acquired the right to exercise such Stock Option by bequest or inheritance or otherwise by reason of the death of the Optionee at any time prior to the first to occur of (a) twelve (12) months after the date of death or (b) the expiration date of the Stock Option. In the event of the Optionee's termination of employment due to Disability, the portion of the Stock Option, if any, which is exercisable at the time of such termination of employment for Disability may be exercised by the Optionee or the Optionee's guardian or legal representative at any time prior to the first to occur of (a) twelve (12) months after such termination of employment or (b) the expiration date of the Stock Option.

                  6. Nontransferability of the Stock Option.
                     --------------------------------------

                  The Stock Option is non-transferable by the Optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and the Stock Option may be exercised, during the lifetime of the Optionee, only by the Optionee or by the Optionee's guardian or legal representative or any transferee described above.

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                  7. Rights as a Stockholder.
                     -----------------------

                  An Optionee or a transferee of the Stock Option shall have no rights as a stockholder with respect to any shares covered by such Stock Option until the date when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date a stock certificate is issued, except as provided in the Plan.

                  8. Adjustment in the Event of Change in Stock.
                     ------------------------------------------

                  In the event of any change in corporate capitalization (including, but not limited to, a change in the number of shares of Common Stock outstanding), such as a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock , or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the number and kind of shares subject to the Stock Option and/or the exercise price per share will be appropriately adjusted by the Committee consistent with such change and consistent with adjustments made under the Plan for other Plan participants who have an outstanding Stock Option. The determination of the Committee regarding any adjustment will be final and conclusive.

                  9. Payment of Transfer Taxes, Fees and Other Expenses.
                     --------------------------------------------------

                  The Company agrees to pay any and all original issue taxes and stock transfer taxes that may be imposed on the issuance of shares acquired pursuant to exercise of the Stock Option, together with any and all other fees and expenses necessarily incurred by the Company in connection therewith. Notwithstanding the foregoing, the Optionee shall be solely responsible for any other taxes (including, without limitation, federal, state, local or foreign income, social security, estate or excise taxes) that may be payable as a result of the Optionee's participation in the Plan or as a result of the exercise of the Stock Option and/or the sale, disposition or transfer of any shares of Common Stock acquired upon the Optionee's exercise of the Stock Option.

                  10. Other Restrictions.
                      ------------------

                  The exercise of the Stock Option shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the Optionee with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in any such event, such exercise shall not be effective unless such listing, registration, qualification, consent, or approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

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                  The Company may, but will in no event be obligated to,
register any securities issuable upon the exercise of all or any portion of the Stock Option pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other affirmative action in order to cause the exercise of the Stock Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. The certificates representing shares issued to Optionee hereunder shall bear such legends as Company determines appropriate referring to restrictions on the transfer of such shares imposed by this Agreement and such other legends as are required or appropriate under applicable law.

                  11. Disqualifying Disposition.  The Optionee agrees and
                      -------------------------
covenants that if he disposes of any of the Common Stock in a "disqualifying disposition," as described in Section 422 of the Code, he will immediately contact the Company to inform it of such event.

                  12. Taxes and Withholding.
                      ---------------------

                  No later than the date of exercise of the Stock Option granted hereunder, the Optionee shall pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Stock Option and the Company shall, to the extent permitted or required by law, have the right to deduct from any payment of any kind otherwise due to the Optionee, federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Stock Option.

                  13. Notices.
                      -------

                  All notices and other communications under this Agreement shall be in writing and shall be given by hand delivery to the other party or by facsimile, overnight courier, or registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Optionee:

                  Alan W. Dunton, M.D.
                  21 Hun Road
                  Princeton, NJ 08540

                  If to the Company:

                  Attn:  Chief Executive Officer
                  Emisphere Technologies, Inc.
                  765 Old Saw Mill River Road
                  Tarrytown, NY 10591

                  or to such other address or facsimile number as any party shall have furnished to the other in writing in accordance with this Section 13. Notice and communications shall be effective when actually received by the addressee.

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                  14. Effect of Agreement.
                      -------------------

                  Except as otherwise provided hereunder, this Agreement shall be binding upon and shall inure to the benefit of any successor or successors of the Company, and to any transferee or successor of the Optionee pursuant to
Section 6.

                  15. Laws Applicable to Construction.
                      -------------------------------

                  The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without reference to principles of conflict of laws, as applied to contracts executed in and performed wholly within the State of Delaware.

                  16. Severability.
                      ------------

                  The invalidity or enforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. If the final judgment of a court of competent jurisdiction declares that any provision of this Agreement is invalid or unenforceable, the parties hereto agree that the court making the determination of invalidity or unenforceability shall have the power, and is hereby directed, to reduce the scope, duration or area of the provision, to delete specific words or phrases and to replace any invalid or unenforceable provision with a provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable provision and this Agreement shall be enforceable as so modified.

                  17. Conflicts and Interpretation.
                      ----------------------------

                  This Agreement is subject to all the terms, conditions and provisions of the Plan. In the event of any conflict between this Agreement and the Plan, the Plan shall control. In the event of any ambiguity in this Agreement, any term which is not defined in this Agreement, or any matters as to which this Agreement is silent, the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Committee has the power, among others, to (i) interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan and (iii) make all other determinations deemed necessary or advisable for the administration of the Plan.

                  18. Headings.
                      --------

                  The headings of Sections herein are included solely for convenience of reference and shall not affect the meaning or interpretation of any of the provisions of this Agreement.

                  19. Amendment.
                      ---------

                  This Agreement may not be modified, amended or waived except by an instrument in writing signed by both parties hereto. The waiver by either party of compliance with any provision of this Agreement shall not operate or be construed as a

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waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

                  20. Term.
                      ----

                  The term of this Agreement is ten years from the Vesting Commencement Date, unless terminated prior to such date in accordance with the provisions herein.

                  21. Counterparts.
                      ------------

                  This Agreement may be executed in counterparts, which together shall constitute one and the same original.

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                  IN WITNESS WHEREOF, as of the date first above written, the
Company has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has hereunto set the Optionee's hand.


                             EMISPHERE TECHNOLOGIES


                             /s/ Michael M. Goldberg
                             -----------------------------------------
                             By:    Michael M. Goldberg, M.D.
                             Title: Chief Executive Officer


                             /s/ Alan W. Dunton
                             -----------------------------------------
                             Alan W. Dunton, M.D.